 Citizens Financial Services, Inc. Annual Meeting2019

 Agenda  Recap:2018 Accomplishments

 Agenda  Recap:2018 AccomplishmentsFinancial Performance

 Agenda  Recap:2018 AccomplishmentsFinancial PerformanceWhat is on the Horizon

 2018 Accomplishments  Voted #1 Bank in PA

 2018 Accomplishments  Voted #1 Bank in PAOpened abranch in Fivepointville, PA

 2018 Accomplishments  Voted #1 Bank in PAOpened a branch in Fivepointville, PAContinued to build out our cash management initiative

 2018 Accomplishments  Voted #1 Bank in PAOpened a branch in Fivepointville, PAContinued to build out our cash management initiativeConverted to a more efficient loan platform

2018 Accomplishments

TEAM FCCB

- Voted #1 Bank in PA
- Opened a branch in Fivepointville, PA
- Continued to build out our cash management initiative
- Converted to a more efficient loan platform
- Implemented iPay

2018 Accomplishments

TEAM FCCB

- Voted #1 Bank in PA
- Opened a branch in Fivepointville, PA
- Continued to build out our cash management initiative
- Converted to a more efficient loan platform
- Implemented iPay
- Implemented Fifth Pillar

2018 Accomplishments

- Voted #1 Bank in PA
- Opened a branch in Fivepointville, PA
- Continued to build out our cash management initiative
- Converted to a more efficient loan platform
- Implemented iPay
- Implemented Fifth Pillar
- Refined processes and procedures

2018 Accomplishments

TEAM FCCB

- Voted #1 Bank in PA
- Opened a branch in Fivepointville, PA
- Continued to build out our cash management initiative
- Converted to a more efficient loan platform
- Implemented iPay
- Implemented Fifth Pillar
- Refined processes and procedures
- Named as one of the top 100 Ag Lenders

   2018 Financial Performance

 Efficiency Ratio History-FCCB  Finished in the 100th percentile compared to the CZFS peer group

 Return on Equity History  Finished in the 87th percentile compared to the CZFS peer group

 Return on Assets History  Finished in the 87th percentile compared to the CZFS peer group

 Cash Dividends Paid History  1% stock dividend paid in 2014, 2016 & 2018, and a 5% stock dividend paid in 2017

 Stock Total Return

   20   4 Strategic Tenets  Community – actively supporting the well-being of communities   Customer Expectations – exceeding them at every point of contact     Financial Performance – to produce exceptional shareholder value   Growth – achieved throughrelationship and geographic expansion

 What is on the Horizon  Strategies for 2019:Market Segmentation for Growth

 What is on the Horizon  Strategies for 2019:Market Segmentation for GrowthEnhanced Employee Experience

 What is on the Horizon  Strategies for 2019:Market Segmentation for GrowthEnhanced Employee ExperienceInfrastructure and Support

 What is on the Horizon  Strategies for 2019:Market Segmentation for GrowthEnhanced Employee ExperienceInfrastructure and SupportCustomer Experience and Brand

 What is on the Horizon  Strategies for 2019:Market Segmentation for GrowthEnhanced Employee ExperienceInfrastructure and SupportCustomer Experience and BrandFinancial Future

 What is on the Horizon  Employee Experience:

 What is on the Horizon  Employee Experience:Onboarding

 What is on the Horizon  Employee Experience:OnboardingCareer Pathing & Advancement

 What is on the Horizon  Employee Experience:OnboardingCareer Pathing & AdvancementCoaching Culture

 What is on the Horizon  Employee Experience:OnboardingCareer Pathing & AdvancementCoaching CultureHRIS

What is on the Horizon

Employee Experience:

- Onboarding
- Career Pathing & Advancement
- Coaching Culture
- HRIS
- Organizational Values

What is on the Horizon

Employee Experience:

- Onboarding
- Career Pathing & Advancement
- Coaching Culture
- HRIS
- Organizational Values
- In-House Talent / Next Generation TEAM

What is on the Horizon

TEAM FCCB

Employee Experience:

- Onboarding
- Career Pathing & Advancement
- Coaching Culture
- HRIS
- Organizational Values
- In-House Talent / Next Generation TEAM
- Hire to Retire

What is on the Horizon  Customer Experience:

 What is on the Horizon  Customer Experience:Standardizing Cut-Off Time

 What is on the Horizon  Customer Experience:Standardizing Cut-Off TimeImprove Account Opening Experience

 What is on the Horizon  Customer Experience:Standardizing Cut-Off TimeImprove Account Opening ExperienceOnline Account Opening

 What is on the Horizon  Customer Experience:Standardizing Cut-Off TimeImprove Account Opening ExperienceOnline Account OpeningOnline Mortgage Pre-Approvals

 What is on the Horizon  Customer Experience:Standardizing Cut-Off TimeImprove Account Opening ExperienceOnline Account OpeningOnline Mortgage Pre-ApprovalsMobile Mortgage Applications

 Retiring TEAM Members  Phil Vaughn – 28 Years of Service

 Retiring TEAM Members  Terry Osborne – 44 Years of Service

 Retiring TEAM Members  Rudy van der Hiel – 44 Years of Service

     Thank you